DELAWARE POOLED(R) TRUST

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Statement of Additional Information dated February 27, 2009

The following language replaces the third paragraph in the section entitled "Purchasing Shares - General Information" on page 67.

The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of the Trust, except for the Delaware REIT Fund as discussed below. However, certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Effective April 22, 2008, existing beneficial shareholders of the Portfolios (except for existing beneficial shareholders of Delaware REIT Fund) whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, shareholders that have institutional accounts managed by the Manager's affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to fee described in the next sentence. All shareholders (except for shareholders of Delaware REIT Fund) whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in net asset value, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts the shareholder may have. The Portfolios will assess the fee in October 2008 and it will be deducted automatically from shareholder accounts. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. (See the applicable Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The International Equity Portfolio, The Emerging Markets Portfolio, and The Global Real Estate Securities Portfolio.) Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption. At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of the Manager to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Please keep this Supplement for future reference.

This Supplement is dated April 6, 2009.